EXHIBIT 24.1

                      POWER OF ATTORNEY

          Each of the undersigned Directors of PG&E
Corporation hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the registration statement or statements covering the offer and sale of an aggregate of 3,000,000 shares of PG&E Corporation common stock to participants in savings fund plans maintained by PG&E Gas Transmission, Northwest Corporation, PG&E Energy Services Corporation, and U.S. Generating Company, which have been or will be amended to permit employees (both union and non-union employees) to direct the investment of their contributions into a fund containing PG&E Corporation common stock, any and all amendments, supplements, filings, or other documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 21st day of October, 1998.

RICHARD A. CLARKE                  RICHARD B. MADDEN
----------------------             -----------------------
Richard A. Clarke                  Richard B. Madden

H.M. CONGER                        REBECCA Q. MORGAN
----------------------             -----------------------
H.M. Conger                        Rebecca Q. Morgan

DAVID A. COULTER                   MARY S. METZ
----------------------             -----------------------
David A. Coulter                   Mary S. Metz

C. LEE COX                         CARL E. REICHARDT
----------------------             -----------------------
C. Lee Cox                         Carl E. Reichardt

WILLIAM S. DAVILA                  JOHN C. SAWHILL
----------------------             -----------------------
William S. Davila                  John C. Sawhill

ROBERT D. GLYNN, JR.               ALAN SEELENFREUND
----------------------             -----------------------
Robert D. Glynn, Jr.               Alan Seelenfreund

DAVID M. LAWRENCE, M. D.           BARRY LAWSON WILLIAMS
------------------------           -----------------------
David M. Lawrence, M. D.           Barry Lawson Williams

                      POWER OF ATTORNEY


          ROBERT D. GLYNN, JR., the undersigned, Chairman of

the Board, Chief Executive Officer, and President of PG&E

Corporation, hereby constitutes and appoints LESLIE H.

EVERETT, LINDA Y.H CHENG, WONDY S. LEE, ERIC MONTIZAMBERT,

GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each

of them, as his attorneys in fact with full power of

substitution to sign and file with the Securities and

Exchange Commission in his capacity as Chairman of the

Board, Chief Executive Officer, and President  (principal

executive officer) of said corporation the registration

statements or statements covering the offer and sale of an

aggregate of 3,000,000 shares of PG&E Corporation common

stock to participants in savings fund plans maintained by

PG&E Gas Transmission, Northwest Corporation, PG&E Energy

Services Corporation, and U.S. Generating Company, which

have been or will be amended to permit employees (both union ad non-union employees) to direct the investment of their

contributions into a fund containing PG&E Corporation common stock, any and all amendments, supplements, filings, or

other documents related thereto, and hereby ratifies all

that said attorneys in fact or any of them may do or cause

to be done by virtue hereof.



     IN WITNESS WHEREOF, I have signed these presents this

21st day of October, 1998.



                           ROBERT D. GLYNN, JR.
                           ----------------------------
                           Robert D. Glynn, Jr.

                         POWER OF ATTORNEY



          MICHAEL E. RESCOE, the undersigned, Senior Vice

President, Chief Financial Officer, and Treasurer of PG&E

Corporation, hereby constitutes and appoints LESLIE H.

EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT,

GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each

of them, as his attorneys in fact with full power of

substitution to sign and file with the Securities and

Exchange Commission in his capacity as Senior Vice

President, Chief Financial Officer, and Treasurer (principal financial officer) of said corporation the registration

statements or statements covering the offer and sale of an

aggregate of 3,000,000 shares of PG&E Corporation common

stock to participants to participants in savings fund plans

maintained by PG&E Gas Transmission, Northwest Corporation,

PG&E Energy Services Corporation, and U.S. Generating

Company, which have been or will be amended to permit

employees (both union ad non-union employees) to direct the

investment of their contributions into a fund containing

PG&E Corporation common stock, any and all amendments,

supplements, filings, or other documents related thereto,

and hereby ratifies all that said attorneys in fact or any

of them may do or cause to be done by virtue hereof.



     IN WITNESS WHEREOF, I have signed these presents this

21st day of October, 1998.





                           MICHAEL E. RESCOE
                           -----------------------------
                           Michael E. Rescoe

                      POWER OF ATTORNEY



          CHRISTOPHER P. JOHNS, the undersigned, Vice

President and Controller of PG&E Corporation, hereby

constitutes and appoints LESLIE H. EVERETT, LINDA Y.H.

CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS,

JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his

attorneys in fact with full power of substitution to sign

and file with the Securities and Exchange Commission in his

capacity as Vice President and Controller (principal

accounting officer) of said corporation the registration

statements or statements covering the offer and sale of an

aggregate of 3,000,000 shares of PG&E Corporation common

stock to participants to participants in savings fund plans

maintained by PG&E Gas Transmission, Northwest Corporation,

PG&E Energy Services Corporation, and U.S. Generating

Company, which have been or will be amended to permit

employees (both union ad non-union employees) to direct the

investment of their contributions into a fund containing

PG&E Corporation common stock, any and all amendments,

supplements, filings, or other documents related thereto,

and hereby ratifies all that said attorneys in fact or any

of them may do or cause to be done by virtue hereof.



     IN WITNESS WHEREOF, I have signed these presents this

21st day of October, 1998.




                        CHRISTOPHER P. JOHNS
                        ---------------------------------
                        Christopher P. Johns